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                                                                    Exhibit 23.1


          Consent of PricewaterhouseCoopers LLP, Independent Auditors

We consent to the incorporation by reference in Registration Statements No. 333-72149, No. 333-62333, No. 333-52631, and No. 333-12503 of E*TRADE Group,
Inc. on Form S-8 of our report dated April 9, 1999, appearing in this Current Report on Form 8-K/A of E*TRADE Group, Inc.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


San Jose, California
June 10, 1999